SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2002

HARSCO CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number     1-3970

Delaware	23-1483991

(State of incorporation)	(I.R.S. Employer Identification No.)

Camp Hill, Pennsylvania	17001-8888

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number	(717)763-7064

Item 9.   Regulation FD Disclosure

         On August 8, 2002, each of the Principal Executive Officer, Derek C. Hathaway and Principal Financial Officer, Salvatore D. Fazzolari, of Harsco Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99(a) and 99(b)).

Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARSCO CORPORATION

(Registrant)

DATE August 8, 2002	/S/ Paul. C. Coppock

Paul C. Coppock Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Exhibit Index

Exhibit 99(a):	Statement Under Oath of Principal Executive Officer dated August 8, 2002

Exhibit 99(b):	Statement Under Oath of Principal Financial Officer dated August 8, 2002